WADDELL & REED ADVISORS FUNDS
Supplement dated September 1, 2004
to
Waddell & Reed Advisors Equity Funds Prospectus dated October 30, 2003
and
Waddell & Reed Advisors Fixed Income Funds dated January 28, 2004
The following replaces the information regarding sales charges on Class A shares in the section entitled "Choosing a Share Class"

All Funds except Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund:
Size of Purchase	Sales Charge as Percent of Offering Price	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price[1]

under $100,000	5.75%	6.10%	5.00

$100,000 to less than $200,000	4.75	4.99	4.00

$200,000 to less than $300,000	3.50	3.63	2.80

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 and over[2]	0.00	0.00	see below
Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund:
Size of Purchase	Sales Charge as Percent of Offering Price	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price[1]

Under $100,000	4.25%	4.44%	3.60%

$100,000 to less than $300,000	3.25	3.36	2.75

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 and over[2]	0.00	0.00	see below

1Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.
Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge. Please see the Statement of Additional Information (SAI) for more information.
The following supplements the information regarding purchases of Class A shares at net asset value (NAV) in the section entitled "Waivers for Certain Investors"
  Until February 28, 2005, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption

WADDELL & REED ADVISORS FUNDS

Supplement Dated September 1, 2004
to Statement of Additional Information of

         Waddell & Reed Advisors Funds, Inc. (October 31, 2003 and January 28, 2004)
         Waddell & Reed Advisors Asset Strategy Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors Continental Income Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors International Growth Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors New Concepts Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors Retirement Shares, Inc. (October 31, 2003)
         Waddell & Reed Advisors Select Funds, Inc. (October 31, 2003)
         Waddell & Reed Advisors Small Cap Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors Vanguard Fund, Inc. (October 31, 2003)
         Waddell & Reed Advisors Cash Management, Inc. (January 28, 2004)
         Waddell & Reed Advisors Fixed Income Funds, Inc. (January 28, 2004)
         Waddell & Reed Advisors Global Bond Fund, Inc. (January 28, 2004)
         Waddell & Reed Advisors High Income Fund, Inc. (January 28, 2004)
         Waddell & Reed Advisors Municipal Bond Fund, Inc. (January 28, 2004)
         Waddell & Reed Advisors Municipal High Income Fund, Inc. (January 28, 2004)

The following supplements the information in the section entitled "Net Asset Value Purchases of Class A Shares"

Until February 28, 2005, purchases of Class A shares may be made at net asset value (NAV) by clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days.

The following replaces the last paragraph in the section entitled "Distribution Services"

         All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described in the procpectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, Waddell & Reed (or its affiliate) may pay 0.50% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested; 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay 0.25% of net assets invested.

         Waddell & Reed may pay Legend up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99

0.80% - Sales of $2.0 million to $2,999,999.99

0.50% - Sales of $3.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

*Waddell & Reed will pay Legend 1.00% for NAV purchases at any asset level made with the redemption proceeds from an unaffiliated fund.